AMENDMENT NO. 1 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS

This AMENDMENT NO. 1 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS dated as of January 21, 2025 (the "Amendment"), is entered into by and among AirCo, LLC, a North Carolina limited liability company, Airco 2, LLC, a Kansas limited liability company, Air'Zona Aircraft Services, Inc., an Arizona corporation, AirCo Services, LLC, a North Carolina limited liability company, CSA Air, Inc., a North Carolina corporation, Global Ground Support, LLC, a North Carolina limited liability company, Jet Yard, LLC, an Arizona limited liability company, Jet Yard Solutions, LLC, an Arizona limited liability company, Mountain Air Cargo, Inc., a North Carolina corporation, Stratus Aero Partners LLC, a Delaware limited liability company, Worldwide Aircraft Services, Inc., a Kansas corporation, and Worthington Aviation, LLC, a North Carolina limited liability company (such entities being sometimes collectively referred to herein as the "**Borrowers**" and individually as a "**Borrower**"), Air T, Inc., a Delaware corporation ("**Air T**"), in its separate capacities as "Loan Party Agent" and "Guarantor" (as defined in the Original Agreement, hereinafter defined), and Alerus Financial, National Association (the "**Lender**").

RECITALS:

A. The Borrowers, the Loan Party Agent and the Lender are parties to that certain Credit Agreement dated as of August 29, 2024 (the "Original Agreement"), pursuant to which Lender has agreed to extend credit to the Borrowers under the terms and conditions set forth therein.

B. The Borrowers have requested that the Lender amend the Original Agreement to extend the Revolving Credit Termination Date as defined in the Original Agreement.

C. Subject to the terms and conditions of this Amendment, the Lender will agree to the foregoing request of the Borrowers.

NOW, THEREFORE, the parties agree as follows:

1. **Defined Terms.** All capitalized terms used in this Amendment shall, except where the context otherwise requires, have the meanings set forth in the Original Agreement as amended hereby.

2. **Amendments.**

(a) The definition of the term "**Revolving Credit Termination Date**" appearing in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

> " '**Revolving Credit Termination Date**' means the earliest to occur of (a) August 28, 2026, and (b) the termination of the Revolving Credit Commitment pursuant to Section 8.02 or Section 2.04."

(b) The Lender's address for notices appearing in the Original Agreement and in each of the other Loan Documents is hereby amended to read as follows:

Alerus Financial, National Association
2805 Dodd Road, Suite 160
Eagan, MN 55121
Attention: Eric P. Gundersen, SVP

3. **Conditions to Effectiveness**. This Amendment shall become effective on the date (the "Effective Date") when, and only when, the Lender shall have received:

(a) this Amendment, duly executed by a Responsible Officer of each Borrower;

(b) a certificate of the secretary of each Borrower in the form provided by the Bank, appropriately completed and duly executed by such Borrower's secretary;

(c) an Acknowledgment and Agreement, in the form provided by the Lender, duly executed by Air T in its capacity as Guarantor;

(d) a non-refundable extension fee in the amount of $35,000, payable in immediately available funds;

(e) a good standing certificate (or such other evidence of good standing that is acceptable to Lender in its sole discretion) for each Loan Party from its jurisdiction of organization and from each state where it is qualified to do business; and

(f) such other documents as the Lender may reasonably request.

4. **Representations and Warranties**. To induce the Lender to enter into this Amendment, the Loan Parties jointly and severally represent and warrant to the Lender as follows:

(a) The execution, delivery and performance by the Loan Parties of this Amendment and each other Loan Document have been duly authorized by all necessary corporate, or as the case may be, limited liability company, action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (including, without limitation, any shareholder), do not and will not conflict with, result in any violation of or constitute any default under, any provision of any Loan Party's formation or governance documents, any agreement binding on or applicable to any Loan Party or any Loan Party's property, or any law or governmental regulation or court decree or order, binding upon or applicable to any Loan Party or of any Loan Party's property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to any Loan Party or any Loan Party's property;

(b) The representations and warranties contained in the Original Agreement are true and correct as of the date hereof as though made on that date except: (i) to the extent that such representations and warranties relate solely to an earlier date; and (ii) that the

representations and warranties set forth in Section 5.04 of the Original Agreement to the audited annual financial statements and internally-prepared interim financial statements of Loan Parties shall be deemed to be a reference to the audited financial statements and interim financial statements, as the case may be, most recently delivered to the Lender pursuant to Section 6.01(a), 6.01(b) or 6.01(c) of the Original Agreement;

(c) No events have taken place and no circumstances exist at the date hereof which would give any Loan Party the right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the Obligations;

(d) The Original Agreement, as amended by this Amendment, and each other Loan Document to which any Loan Party is a party are the legal, valid and binding obligations of such Loan Party and are enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles which may limit the right to obtain equitable remedies; and

(e) Before and after giving effect to this Amendment, there does not exist any Default or Event of Default.

5. **Release**. The Loan Parties hereby jointly and severally release and forever discharge the Lender and its successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which any Loan Party or Loan Parties ever had or now has against the Lender or its successors, assigns, directors, officers, agents, employees or participants by virtue of the Lender's relationship to the Loan Parties in connection with the Loan Documents and the transactions related thereto

6. **Reference to and Effect on the Loan Documents**.

(a) From and after the date of this Amendment, each reference in the Original Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Original Agreement, and each reference to the "Credit Agreement", the "Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Original Agreement in any other Loan Document shall mean and be a reference to the Original Agreement as amended hereby; and except as specifically set forth above, the Original Agreement remains in full force and effect and is hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Agreement or any other Loan Document, nor constitute a waiver of any provision of the Agreement or any such other Loan Document.

7. **Costs, Expenses and Taxes.** The Borrowers jointly and severally agree to pay on demand all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other documents to be delivered hereunder or thereunder, including their reasonable attorneys' fees and legal expenses. In addition, the

Borrowers shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder and agrees to save the Lender harmless from and against any and all liabilities with respect to, or resulting from, any delay in the Borrowers' paying or omission to pay, such taxes or fees.

8. **Governing Law.** THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.

9. **Headings.** Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10. **Counterparts.** This Amendment may be executed in counterparts and by separate parties in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same document. Receipt by telecopy, pdf file or other electronic means of any executed signature page to this Amendment shall constitute effective delivery of such signature page; provided, that the Loan Parties agree to promptly deliver to Lender original signed counterparts of this Amendment upon request by Lender.

11. **Recitals.** The Recitals hereto are incorporated herein by reference and constitute a part of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above.

Loan Parties:

Borrowers:

AirCo, LLC,
A North Carolina limited liability company

By: ______________________
Name: Mark Jundt
Title: Secretary

Airco 2, LLC, a Kansas limited liability company

By: ______________________
Name: Mark Jundt
Title: Secretary

Air'Zona Aircraft Services, Inc.,
an Arizona corporation

By: ______________________
Name: Mark Jundt
Title: Secretary

AirCo Services, LLC,
a North Carolina limited liability company

By: ______________________
Name: Mark Jundt
Title: Secretary

CSA Air, Inc.,
a North Carolina corporation

By: ______________________
Name: Mark Jundt
Title: Secretary

Global Ground Support,
LLC a North Carolina limited liability company

By: ______________________
Name: Mark Jundt
Title: Secretary

Jet Yard, LLC, an Arizona limited liability company

By: ______________________
Name: Mark Jundt
Title: Secretary

Jet Yard Solutions, LLC,
an Arizona limited liability company

By: ______________________
Name: Mark Jundt
Title: Secretary

Mountain Air Cargo, Inc.,
a North Carolina corporation

By: ______________________
Name: Mark Jundt
Title: Secretary

Stratus Aero Partners LLC,
a Delaware limited liability company

By: ______________________
Name: Mark Jundt
Title: Secretary

Worldwide Aircraft Services, Inc.,
a Kansas corporation

By: ______________________
Name: Mark Jundt
Title: Secretary

Worthington Aviation, LLC,
a North Carolina limited liability company

By: ______________________
Name: Mark Jundt
Title: Secretary

[Signature page to Amendment No. 1 to Credit Agreement]

Air T, Inc., a Delaware corporation,
as Loan Party Agent and Guarantor

By: ______________________
Name: Mark Jundt
Title: Secretary

Lender:

ALERUS FINANCIAL, NATIONAL ASSOCIATION, a national banking association

By____________________________

Name: Eric P. Gundersen
Title: Senior Vice President